Exhibit 99.2

                  ADMINISTRATION AGREEMENT dated as of April 1, 2000, among SMS
            STUDENT LOAN TRUST 2000-B, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                               W I T N E S S E T H

            WHEREAS the Issuer was formed pursuant to the Trust Agreement dated as of April 1, 2000 (the "Trust Agreement") among the Seller, as depositor, Secondary Market Company, Inc., a Delaware corporation (the "Company"), and Bank One, National Association, as Eligible Lender Trustee (the "Eligible Lender Trustee") and is issuing the Class A-1 Floating Rate Asset-Backed Senior Notes (the "Class A-1 Notes"), the Class A-2 Floating Rate Asset-Backed Senior Notes (the "Class A-2 Notes" and together with the Class A-1 Notes, the "Senior Notes") and the Class B Floating Rate Asset-Backed Subordinate Notes (the "Subordinate Notes" and, together with the Senior Notes, the "Notes") pursuant to the Indenture dated as of April 1, 2000 (the "Indenture"), between the Issuer and the Indenture Trustee, (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A hereto, which also contains rules of usage and construction that shall be applicable herein); and

            WHEREAS the Issuer has entered into certain agreements in connection with the issuance of the Notes, including the Basic Documents; and

            WHEREAS, pursuant to the Basic Documents, the Issuer and the Eligible Lender Trustee are required to perform certain duties in connection with the Notes and the Collateral therefor pledged pursuant to the Indenture; and

            WHEREAS the Issuer and the Eligible Lender Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Eligible Lender Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Basic Documents as the Issuer and the Eligible Lender Trustee may from time to time request; and
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            WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Eligible Lender Trustee on the terms set forth herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Representations of the Administrator. The Administrator makes the following representations on which the Issuer, the Eligible Lender Trustee and any Swap Counterparties are deemed to have relied. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Financed Student Loans, as of the applicable Transfer Date in the case of the Prefunded Loans, Serial Loans and the New Loans, as of the relevant date of assignment in the case of any Qualified Substitute Student Loan, as of the date of origination in the case of any Consolidation Loan originated by the Trust during the Revolving Period, and as of the applicable Add-on Consolidation Loan Funding Date in the case of any Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, but shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Administrator is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

            (b) Power and Authority of the Administrator. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

            (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Administrator, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court


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      or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties. The consummation by the Administrator of the transactions contemplated by this Agreement will not result in the loss of any Guarantee Payments by the Trust or any reinsurance payments with respect to any Financed Student Loan.

            (e) No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or
      (iv) seeking to affect adversely the federal or state income tax attributes of the Issuer or the Notes.

            (f) All Consents. All authorizations, consents, licenses, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have in each case been duly obtained, effected or given and are in full force and effect.

            2. Duties of the Administrator.

            (a) Duties with Respect to the Basic Documents. The Administrator shall perform all its duties as Administrator and the duties of the Issuer under the Basic Documents. In addition, the Administrator shall consult with the Eligible Lender Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Basic Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Basic Documents. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture, including such of the foregoing as are required with respect to the following matters (references below in this subsection (a) being to sections of the Indenture):


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            (A) the duty to cause the Note Registrar to keep the Note Register and to give the Indenture Trustee prompt notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

            (B) the fixing or causing to be fixed of any specified record date and the timely notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

            (C) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

            (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);

            (E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for a transfer of the Subordinate Notes (Section 2.04);

            (F) the duty to cause the Note Registrar to maintain on behalf of the Issuer an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of the Notes (Section 3.02);

            (G) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

            (H) the direction to the Paying Agents to deposit moneys with the Indenture Trustee (Section 3.03);

            (I) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Indenture Trust Estate (Section 3.04);

            (J) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Indenture Trust Estate (Section 3.05);

            (K) the delivery by the Issuer of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Indenture Trust Estate, and the annual delivery of the Officers' Certificate of the Issuer and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);


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

            (L) the identification to the Indenture Trustee in an Officers' Certificate of the Issuer of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

            (M) the notification of the Indenture Trustee, the Rating Agencies and each Swap Counterparty, if any, of any Servicer Default pursuant to the Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

            (N) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10);

            (O) the prompt delivery of notice to the Indenture Trustee, the Rating Agencies and any Swap Counterparties of each Event of Default, any Default under Section 5.01(iii) of the Indenture and each default by the Servicer under the Servicing Agreement or by the Seller under the Loan Sale Agreement (Section 3.18);

            (P) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officers' Certificate of the Issuer and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

            (Q) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

            (R) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

            (S) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

            (T) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries to the Noteholders (Section 7.03);

            (U) the opening of one or more accounts in the Issuer's name, the preparation of Issuer Orders, Officers' Certificates of the Issuer and Opinions of Counsel and all other


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

      actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

            (V) the preparation of an Issuer Request and Officers' Certificate of the Issuer and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate (Sections 8.04 and 8.05);

            (W) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders, each Rating Agency and any Swap Counterparties of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

            (X) the preparation of or obtaining of the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture and the delivery of the same to the Eligible Lender Trustee and the Indenture Trustee, respectively (Section 9.06);

            (Y) the notification of Noteholders and any Swap Counterparties of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

            (Z) the preparation of all Officers' Certificates of the Issuer, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

            (AA) the preparation and delivery of Officers' Certificates of the Issuer and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

            (AB) the preparation and timely delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

            (AC) the recording of the Indenture, if applicable (Section 11.15);

            (AD) the duty to obtain a new servicer as Successor Servicer and to enter into an agreement with such Successor Servicer (Section 3.07(e));

            (AE) the notification of the termination of the Servicer and the appointment of a Successor Servicer (Section 3.07(f));

            (AF) the duty to cause the Servicer to comply with the Servicing Agreement (Section 3.14); and


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

            (AG) the delivery of all documents and opinions to be provided by the Issuer under Part 3 of any Swap Agreements, performing all obligations of the Issuer under Part 5(b), 5(i) and Part 5(o) of any Swap Agreements, and providing all notices and consents required by the Issuer under any Swap Agreements.

            The Administrator shall provide to the Eligible Lender Trustee (i) a list of jurisdictions in which the Issuer is required to be licensed and (ii) any other information necessary for the Eligible Lender Trustee to fulfill its obligations under Section 7.08 of the Trust Agreement.

            (b) Duties with Respect to the Issuer. (i) In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or the Eligible Lender Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Eligible Lender Trustee to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Eligible Lender Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Basic Documents. In furtherance thereof, the Eligible Lender Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Eligible Lender Trustee and the Issuer for the purpose of executing on behalf of the Eligible Lender Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 9 of this Agreement, and in accordance with the directions of the Eligible Lender Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Eligible Lender Trustee and are reasonably within the capability of the Administrator.

            (ii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Rating Agencies and (if the Seller is not the Administrator) the Seller, an Officers' Certificate of the Administrator containing all the information necessary:

            (A) to pay the Department any Consolidation Fees due and payable to the Department, to the extent such Consolidation Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments, which Officers' Certificate shall be delivered on the date that is three Business Days prior to the date such fees are to be remitted to the Department;

            (B) during the Revolving Period to pay the Seller, pursuant to
      Section 2.02 of the Loan Sale Agreement, on each Transfer Date, the Loan Purchase Amount (or if the Parity Date has occurred, the Purchase Collateral Balance) for Prefunded Loans, New Loans or Serial Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date and, on each Transfer Date after the end of the Revolving Period, the Purchase


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

      Collateral Balance for Serial Loans so purchased on such date (but, only to the extent the Purchase Collateral Balance has not been satisfied by the exchange of Serial Loans for Exchanged Student Loans), which Officers' Certificate, in each case, shall be delivered on the Business Day preceding such Transfer Date;

            (C) to pay the Servicer the Servicing Fee due on each Monthly Payment Date pursuant to Section 2(d)(iv)(A), 2(d)(v)(A) and 2(e)(iv)(A) and any Servicing Fee Shortfall due on each Quarterly Payment Date pursuant to Section 2(e)(ii)(b)(v), which Officers' Certificate shall be delivered on the each Determination Date;

            (D) to make all the distributions required by Sections 2(d), 2(e), 2(f) and 2(j), for the Monthly Collection Period or Collection Period, as the case may be, preceding the date of such Officers' Certificate, which Officers' Certificate shall be delivered on each Determination Date.

      In addition, prior to each Determination Date immediately preceding a Quarterly Payment Date, the Administrator shall determine, in compliance with its obligation to prepare an Officers' Certificate on such Determination Date pursuant to this Section, the Class A-1 Note Rate, the Class A-2 Note Rate and the Subordinate Note Rate that will be applicable to the Quarterly Payment Date following such Determination Date. In connection therewith, the Administrator shall calculate Three-Month LIBOR, the Class A-1 Note Rate, the Class A-2 Note Rate and the Subordinate Note Rate in accordance with the respective definitions thereof.

            (iii) [Reserved.]

            (iv) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section
5.02 of the Trust Agreement with respect to, among other things, any tax information or accounting report required to be distributed to Note Owners.

            (v) [Reserved.]

            (vi) The Administrator shall perform the duties of the Administrator specified in Sections 10.02 and 10.03 of the Trust Agreement required to be performed in connection with the resignation or removal of the Eligible Lender Trustee and the appointment of a successor Eligible Lender Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement and the other Basic Documents, including those under Sections
6.07 and 6.08 of the Indenture and those under Section 6.07 of the Trust Agreement.

            (vii) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties as soon as practicable after the Administrator has received notice thereof.


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            (viii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer or the Noteholders than would be available from unaffiliated parties.

            (c) Establishment and Maintenance of Trust Accounts.

            (i) The Administrator, for the benefit of the Issuer, shall establish and maintain in at the Indenture Trustee an Eligible Deposit Account in the name of the Trust (the "Collection Account"). The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Bankers Trust Company.

            (ii) The Administrator shall establish and maintain at the Indenture Trustee an Eligible Deposit Account in the name of the Trust (the "Reserve Account"). The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Bankers Trust Company.

            (iii) The Administrator, for the benefit of the Noteholders and any Swap Counterparties, shall establish and maintain at the Indenture Trustee an Eligible Deposit Account in the name of the Trust (the "Collateral Reinvestment Account"). The Collateral Reinvestment Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Bankers Trust Company.

            (iv) The Administrator, for the benefit of the Noteholders, if there are funds to be deposited in a prefunding account, shall establish and maintain at the Indenture Trustee an Eligible Deposit Account in the name of the Trust (the "Prefunding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee, on behalf of the Noteholders. The Prefunding Account will initially be established as a segregated trust account in the name of the Indenture Trustee with Bankers Trust Company.

            (v) Funds on deposit in the Collection Account, the Reserve Account, the Prefunding Account and the Collateral Reinvestment Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided, however, that on the Business Day preceding each Monthly Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Monthly Available Funds for each Monthly


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Payment Date that is not a Quarterly Payment Date, and a portion of the
Available Funds for each Quarterly Payment Date. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that funds sufficient to pay the Servicing Fee and the Administration Fee (and all other amounts payable on a Quarterly Payment Date) will be available in the Collection Account on the Business Day preceding each Monthly Payment Date that is not a Quarterly Payment Date, so that funds on deposit in the Prefunding Account or Collateral Reinvestment Account that are required, in the judgment and at the discretion of the Administrator, to make Additional Fundings during the Revolving Period will be available for such purpose and so that the remaining such funds will be available at the close of business on the Business Day preceding each Quarterly Payment Date.

            (vi) (A) The Indenture Trustee, on behalf of the Noteholders and any Swap Counterparties, shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and any Swap Counterparties. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee and any Swap Counterparties in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                  (B) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

            (1) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the next to the last sentence of clause (vi)(A) above; and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

            (2) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph
      (a) of the definition of "Delivery";

            (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery"; and


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            (4) any Trust Account Property that is an "uncertificated security"
      under Article VIII of the UCC and that is not governed by clause (3) above shall be Delivered to the Indenture Trustee in accordance with paragraph
      (c) of the definition of "Delivery".

                  (C) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Eligible Lender Trustee to carry out their respective duties under the Servicing Agreement and the Trust Agreement, permitting the Indenture Trustee to carry out its duties under the Indenture and withdrawing any amounts deposited in error into such accounts.

            (vii) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account and the other Trust Accounts and the amounts to be distributed therefrom on the related Monthly Payment Date, Quarterly Payment Date or other dates from which amounts therein are to be distributed.

            (d) Withdrawals from the Collection Account. The Administrator shall instruct the Indenture Trustee in writing (based, in the case of clauses (iv) and (v) below, on the information contained in the servicer's report delivered with respect to the applicable Determination Date pursuant to Section 3.07 of the Servicing Agreement) to make withdrawals from amounts deposited in the Collection Account at the following times and for the following purposes, and the Indenture Trustee shall comply with such instructions:

            (i) from time to time during the Revolving Period, insofar as the Administrator may so instruct on any Business Day therein, to deposit into the Collateral Reinvestment Account all collections in respect of principal of the Financed Student Loans; provided that if the Collateral Reinvestment Account Trigger is triggered with respect to any Monthly Collection Period, the Administrator may only instruct the Indenture Trustee to deposit amounts in the Collateral Reinvestment Account in excess of the amount necessary to pay the Noteholders' Interest Distribution Amount for the next Quarterly Payment Date provided, further, that such amounts shall remain on deposit in the Collection Account until such next succeeding Quarterly Payment Date;

            (ii) from time to time during each Collection Period to pay the Department any Consolidation Fees due and payable to the Department, to the extent such Consolidation Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments;

            (iii) (A) on each Add-on Consolidation Loan Funding Date after the Revolving Period, to prepay in full any Add-on Consolidation Loan pursuant to Section 6.07 of the Trust Agreement; provided, however, that the amount paid to prepay any Add-on Consolidation Loan on any date since the preceding Quarterly Payment Date shall not exceed the Net Principal Cash Flow Amount for such date minus the aggregate Purchase


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      Collateral Balance remitted for the purchase of Serial Loans on each
      Transfer Date since the preceding Quarterly Payment Date after the Revolving Period pursuant to Section 2(d)(iii)(B); and

                  (B) on each Transfer Date after the Revolving Period to pay to the Seller, pursuant to Section 2.02 of the Loan Sale Agreement, the aggregate Purchase Collateral Balance for Serial Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date (but only to the extent such aggregate Purchase Collateral Balance has not been satisfied by the exchange of Serial Loans for Exchanged Student Loans); provided that the amount paid to the Seller for the purchase of Serial Loans on such Transfer Date plus the amount of funds remitted for the purchase of Serial Loans on each Transfer Date since the preceding Quarterly Payment Date on any Transfer Date after the Revolving Period shall not exceed the Net Principal Cash Flow Amount for such Transfer Date minus the sum of (i) all amounts paid since the last Quarterly Payment Date pursuant to Section 2(d)(iii)(A) to prepay any Add-on Consolidation Loan not held by the Issuer and (ii) all amounts which the Administrator reasonably estimates will be required to prepay Add-on Consolidation Loans pursuant to Section 2(d)(iii)(A) during the remainder of the Collection Period; and provided, further, that any Purchase Premium Amounts for Serial Loans purchased after the Revolving Period shall be paid only out of Reserve Account Excess as set forth in Section 2(e)(ii);

            (iv) on each Monthly Payment Date that is not a Quarterly Payment Date, to make the following deposits and distributions to the Persons specified below by 11:00 a.m. (New York time), to the extent of Monthly Available Funds for such Monthly Payment Date in the Collection Account, in the following order of priority:

                  (A) to the Servicer, the Servicing Fee with respect to the preceding calendar month and all unpaid Servicing Fees from prior months; and

                  (B) to the Administrator, from the amount of the Monthly
            Available Funds remaining after the application of clause (A), the Administration Fee with respect to the preceding calendar month and all unpaid Administration Fees from prior months;

            (v) on each Quarterly Payment Date, to make the following deposits and distributions to the Persons or the account specified below by 11:00 a.m. (New York time), to the extent of Available Funds for such Quarterly Payment Date in the Collection Account, in the following order of priority:

                  (A) to the Servicer, the Servicing Fee with respect to the preceding calendar month and all unpaid Servicing Fees from prior months;

                  (B) to the Administrator, from the amount of the Available
            Funds remaining after the application of clause (A), the Administration Fee with respect to the preceding calendar month and all unpaid Administration Fees from prior months;

                  (C) to the Indenture Trustee for distribution pursuant to
            Section 8.02(c) of the Indenture, in the following order of priority, from the amount of the Available Funds remaining after the application of clauses (A) and (B): (i) the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount, the Trust Swap Payment Amounts, if any, and the remainder of any Termination Payment to the extent that the remainder of such Termination Payment is owed to any Swap Counterparties following a Redemption Event (as defined in any related Swap Agreement) or the Trust is the defaulting party (other than an Event of Default specified in Section 5(a)(i) of any Swap Agreements), pro rata, based on the ratio of each such amount to the total of such amounts; (ii) the Subordinate Noteholders' Interest Distribution Amount; (iii) if the Revolving Period has terminated, the Senior Noteholders' Principal Distribution Amount; and (iv) if the Revolving Period has terminated, the Subordinate Noteholders' Principal Distribution Amount, each with respect to such Quarterly Payment Date; and

                  (D) to the Reserve Account, the amount of Available Funds
            remaining after the application of clauses (A) through (C).

            Except in the case of amounts deposited into the Reserve Account pursuant to clause (d)(v)(D) of this Section 2, amounts properly calculated, reported and withdrawn from the Collection Account and properly distributed pursuant to this Section 2(d) in accordance with the terms hereof shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Persons to whom such amounts are distributed shall in no event be required to refund any such distributed amounts.

            (e) Reserve Account. (i) The Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account as required by Section 2.01(b) of the Loan Sale Agreement. The Administrator may, but is not obligated to, deposit amounts from time to time into the Reserve Account.

            (ii) With respect to any amount in the Reserve Account on any Quarterly Payment Date (after giving effect to all deposits thereto on such Quarterly Payment Date and to all withdrawals therefrom necessary to make the distributions required to be made from the Available Funds on such Quarterly Payment Date) in excess of the Specified Reserve Account Balance for such Quarterly Payment Date (the "Reserve Account Excess"), the Administrator shall instruct the Indenture Trustee to apply such Reserve Account Excess as follows:
(a) during the Revolving Period, for deposit to the Collateral Reinvestment Account; provided, however, that if such date is on or after the Parity Date, to the extent that such funds represent payments of interest or Trust Swap Receipt Amounts with respect to the Financed Student Loans, such funds shall be applied in the amounts and the order of priority set forth in clauses (b)(v) through
(vii) below, and (b) at and after the termination of the Revolving Period, to the following (in the priority indicated): (i) to pay to the Seller any unpaid Purchase Premium Amounts for any Serial Loans purchased by the Issuer after the end of the Revolving Period but prior to the end of the related Collection Period; (ii) if such Quarterly Payment Date is on or prior to the Parity Date (after application of all other amounts paid to the Noteholders on such Quarterly Payment Date, including the application of funds in the Collateral Reinvestment Account), to pay to the Indenture Trustee for distribution to Noteholders pursuant to Section 8.02(d) of the Indenture an amount equal to the lesser of (x) the remaining amount of such excess and (y) the amount by which the aggregate principal amount of the Notes, after giving effect to all other distributions in respect of principal of the Notes on such Quarterly Payment Date, exceeds the Pool Balance as of the close of business on the last day of the related Collection Period;
(iii) if such Quarterly Payment Date is after the July 2010 Quarterly Payment Date, to pay the Indenture Trustee for distribution to Noteholders pursuant to
Section 8.02(d) of the Indenture the remaining amount of such excess until the aggregate principal amount of the Notes has been reduced to zero; (iv) Reserved
(v) to pay to the Servicer, out of the remaining amount of such excess, the Servicing Fee Shortfall and all prior unpaid Servicing Fee Shortfalls, if any;
(vi) to pay to the Seller, out of the remaining amount of such excess, any unpaid Purchase Premium Amounts for any Serial Loans or New Loans purchased during the Revolving Period but after the Parity Date (or at any time during the Collection Period during which the Parity Date occurs) and prior to the end of the related Collection Period; (vii) to any Swap Counterparties, all Termination Payments due under any Swap Agreements to the extent that any related Swap Counterparty is the Defaulting Party (as such term is defined in any related Swap Agreement), the Trust is the defaulting party under Section 5(a)(i) of any related Swap Agreement or a Termination Event (other than an Additional Termination Event (as defined in any Swap Agreements) in respect of a Redemption Event (as defined in any Swap Agreements)) shall have occurred; and (viii) any remaining amount of such excess, after application of clauses (i) through (vii) above will be released to the Seller; provided, however, that if and to the extent that (A) the amount of the Servicer's unpaid repurchase obligation pursuant to Section 3.05 of the Servicing Agreement exceeds $500,000 as of the last day of the preceding Collection Period (and such Servicer has not been replaced by a Successor Servicer), or (B) the Department fails by the last day of such preceding Collection Period to satisfy its obligations to reimburse or replace a Federal Guarantor pursuant to the Higher Education Act, then any Reserve Fund Excess remaining on such Quarterly Payment Date for distribution to the Company pursuant to the clause (vi) above shall not be so distributed and shall be retained in the Reserve Account for application in accordance with this Agreement. Amounts properly calculated, reported and distributed pursuant to this Section 2(e)(ii) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller and the Company shall in no event thereafter be required to refund any such distributed amounts.

            (iii) Following the payment in full of the aggregate outstanding principal amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture to Noteholders, the Seller, the Servicer or the Administrator and the termination of the Trust (including any Servicing Fee Shortfall and any unpaid Servicing Fee Shortfalls and unpaid Purchase Premium Amounts), any amount remaining on deposit in the Reserve Account shall be distributed to the Company. The Company shall in no event be required to refund any amounts properly calculated, reported and distributed pursuant to this Section 2(e)(iii).

            (iv) (A) In the event that the Servicing Fee for any Monthly Payment Date exceeds the amount distributed to the Servicer pursuant to Sections 2(d)(iv)(A) or 2(d)(v)(A) and Section 2(k)(ii)(A) on such Monthly Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on each Monthly Payment Date an amount equal to such excess and to distribute such amount to the Servicer.

                  (B) In the event that the Administration Fee for any Monthly Payment Date exceeds the amount distributed to the Administrator pursuant to Sections 2(d)(iv)(B) or 2(d)(v)(B) and Section 2(k)(ii)(B) on such Monthly Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (iv)(A) above, and to distribute such amount to the Administrator.

                  (C) For any Quarterly Payment Date, in the event that the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount, the Trust Swap Payment Amounts, if any, the remainder of any Termination Payment to any Swap Counterparties to the extent that the Trust is the defaulting party (other than an Event of Default specified in Section 5(a)(i) of any related Swap Agreement), the Subordinate Noteholders' Interest Distribution Amount, the Class A Noteholders' Principal Distribution Amount and the Subordinate Noteholders' Principal Distribution Amount, each for such Quarterly Payment Date, exceed the sum of the amount distributed to the Indenture Trustee for distribution to the Noteholders and any related Swap Counterparty pursuant to Section 2(d)(v)(C) and Section 2(k)(ii)(C) on such Quarterly Payment Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Quarterly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (iv)(A) and (iv)(B) above, and to distribute such amount as required by Section 2(d)(v)(C) on such Quarterly Payment Date.

            (f) Collateral Reinvestment Account. (i) During the Revolving Period, to the extent no funds remain on deposit in the Prefunding Account, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Collateral Reinvestment Account, in each case to the extent of the funds on deposit therein (A) on each Transfer Date, an amount equal to the Loan Purchase Amount for the Serial Loans and New Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of the Loan Sale Agreement with respect to such transfer, (B) when and as requested by the Eligible Lender Trustee, in order to facilitate its origination of Consolidation Loans, to transfer to the order of the Eligible Lender Trustee an amount, sufficient to prepay in full any Student Loan that is to be consolidated through such origination with one or more Financed Student Loans, (C) when and as requested by the Eligible Lender Trustee, in order to facilitate its funding of the addition of the principal balance of any Add-on Consolidation Loan to the principal balance of a Consolidation

Loan, an amount sufficient to prepay in full such Add-on Consolidation Loan, (D) on each Determination Date, to deposit into the Collection Account an amount equal to the Capitalized Interest Amount for the Student Loan Rate Accrual Period with respect to the related Monthly Payment Date and (E) on any Determination Date and in such amounts as the Administrator may direct, for deposit to the Collection Account for the purposes of increasing the Monthly Available Funds or the Available Funds, as the case may be.

            (ii) On the Quarterly Payment Date on or next occurring after the termination of the Revolving Period, the Administrator shall instruct the Indenture Trustee to withdraw from the Collateral Reinvestment Account on such Quarterly Payment Date an amount equal to the entire remaining amount on deposit in such account and to distribute such amount pursuant to Section 8.02(e) of the Indenture.

            (g) Statements to Noteholders. (i) On each Determination Date preceding a Quarterly Payment Date, the Administrator shall provide to the Indenture Trustee and any Swap Counterparties (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Quarterly Payment Date to each Noteholder of record a statement substantially in the form of Exhibit B setting forth at least the following information as to the Notes:

                  (A) the amount of such distribution allocable to principal of the Notes, the amount thereof distributable as principal of the Class A-1 Notes, the Class A-2 Notes and the Subordinate Notes, and the amount thereof attributable to the Principal Distribution Amount and the amount thereof attributable to Reserve Account Excess;

                  (B) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Class A-1 Notes;

                  (C) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Class A-2 Notes;

                  (D) the amount of the distribution allocable on such Quarterly Payment Date to interest on the Subordinate Notes;

                  (E) Reserved

                  (F) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (A) above;

                  (G) the aggregate outstanding principal amount of the Class A-1 Notes, the Class A-2 Notes, the Subordinate Notes, the Class A-1 Note Pool Factor, the Class A-2 Note Pool Factor and the Subordinate Note Pool Factor as of such Quarterly Payment Date, after giving effect to payments allocated to principal reported under clause (A) above;

                  (H) the Note Rate applicable with respect to each distribution referred to in clauses (B), (C) and (D) above;

                  (I) the amount of the Servicing Fee paid to the Servicer on such Quarterly Payment Date and on each Monthly Payment Date following the immediately preceding Quarterly Payment Date including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(i) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such Quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date;

                  (J) the amount of the Administration Fee paid to the Administrator on such Quarterly Payment Date and on each Monthly Payment Date following the immediately preceding Quarterly Payment Date;

                  (K) the Trust Swap Payment Amount paid to any Swap Counterparties on such Quarterly Payment Date, the amount of any Net Trust Swap Payment Carryover Shortfall for such Quarterly Payment Date, the Trust Swap Receipt Amounts, if any paid to the Trust on such Quarterly Payment Date and the amount of any Net Trust Swap Receipt Carryover Shortfall for such Quarterly Payment Date;

                  (L) Reserved;

                  (M) the amount of the aggregate Realized Losses, if any, for such Collection Period and the balance of Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

                  (N) the balance of the Reserve Account on such Quarterly Payment Date, after giving effect to changes therein on such Quarterly Payment Date and indicating whether on such Quarterly Payment Date or any Monthly Payment Date since the preceding Quarterly Payment Date any withdrawal was made therefrom pursuant to Section 2(e)(iv), the amount of each such withdrawal and the purpose(s) pursuant to Section 2(e)(iv) for each such withdrawal;

                  (O) For Quarterly Payment Dates during the Revolving Period, the amount on deposit in the Prefunding Account and indicating whether on such Quarterly Payment Date or any Monthly Payment Date since the preceding Quarterly Payment Date any withdrawal was made therefrom pursuant to Section 2(k)(ii), the amount of each such withdrawal and the purposes pursuant to Section 2(k)(ii) for each such withdrawal;

                  (P) for Quarterly Payment Dates during the Revolving Period, the amount deposited into the Collateral Reinvestment Account during the related Collection Period and on the immediately preceding Quarterly Payment Date, and the amount on deposit therein after giving effect to changes therein on such Quarterly Payment Date;

                  (Q) for the Quarterly Payment Date on or immediately following the end of the Revolving Period, (1) the amount remaining on deposit in the Collateral Reinvestment Account that has not been used to make Additional Fundings and (2) the amount remaining in the Prefunding Account;

                  (R) (i) the principal balance and number of Consolidation Loans originated on behalf of the Issuer during the related Collection Period, (ii) the principal balance and number of Add-on Consolidation Loans the principal balances of which have been added to the Trust during the related Collection Period and (iii) the amount withdrawn from the Collateral Reinvestment Account to prepay Student Loans not held by the Issuer that were consolidated through such origination (or addition, in the case of Add-on Consolidation Loans) with one or more Financed Student Loans during such Collection Period;

                  (S) the principal balance and number of Serial Loans conveyed to the Issuer during the related Collection Period, the aggregate Loan Purchase Amounts thereof and the portion thereof attributable to Purchase Premium Amounts;

                  (T) for Quarterly Payment Dates during the Revolving Period, the principal balance and number of New Loans conveyed to the Issuer during the related Collection Period, the aggregate Loan Purchase Amounts thereof and the portion thereof attributable to Purchase Premium Amounts; and

                  (U) the number and principal balance of Financed Student Loans, as of the end of the related Collection Period, that are In-School, Grace, Repayment, Deferral, Forbearance or Consolidation Loans as of the end of the related Collection Period, and a breakdown by number and principal balance of Financed Student Loans, by school type, interest rate and loan program.

Each amount set forth pursuant to clauses (A), (B), (C), (D) and (E) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note. A copy of the statements referred to above may be obtained by any Note Owner by a written request to the Indenture Trustee addressed to the Corporate Trust Office.

            (h) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Eligible Lender Trustee and any Swap Counterparties of the proposed action and the Eligible Lender Trustee shall have consented to it. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

            (i) the amendment of or any supplement to the Indenture;

            (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

            (iii) the amendment, change or modification of the Basic Documents;

            (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

            (v) the removal of the Indenture Trustee.

            (i) Incentive Loans and Incentive Interest Deposits. The Administrator may terminate or change the terms of any Incentive Program with respect to a Financed Student Loan in accordance with the terms of such program, provided such termination or change is not prohibited by the Higher Education Act, upon notice to the Eligible Lender Trustee and the Indenture Trustee. Until the effective date of any termination, the Administrator shall be required to deposit into the Collection Account the Incentive Interest Deposit with respect to such Incentive Financed Student Loan as provided below. In the event that the Administrator fails to make such deposit, the terms of such Incentive Program shall be such that the Borrower shall be obligated to make such payment and such Incentive Program shall terminate as to the related loan.

            The Administrator shall deposit or cause to be deposited into the Collection Account no later than the Determination Date succeeding each Monthly Collection Period and Collection Period the aggregate Incentive Interest Deposits with respect to Incentive Financed Student Loans in the Trust as of the last day of such Monthly Collection Period and Collection Period. Such deposits shall be considered deposits in respect of interest on such Incentive Financed Student Loans for all purposes of the Basic Documents and shall be deemed to have been deposited into the Collection Account for all such purposes as of such last date of such Monthly Collection Period.

            (j) The Administrator may, from time to time, direct the Trust to enter into Swap Agreements or amendments to Swap Agreements substantially in the form of Exhibit C provided that (1) the Rating Agency Swap Condition is satisfied with respect to such Swap Agreement and (2) after entering into such Swap Agreement or amendment to such Swap Agreement, the notional amount of all of Swap Agreements to which the Trust is a party is less than or equal to the outstanding principal balance of the Notes.

            (k) Prefunding Account.

            (i) On the Closing Date, the Seller shall deposit the Prefunding Account Closing Date Deposit into the Prefunding Account as required by Section 2.01(b) of the Loan Sale Agreement.

            (ii) (A) In the event that the Servicing Fee for any Monthly Payment Date exceeds the amount distributed to the Servicer pursuant to Sections 2(d)(iv)(A) or 2(d)(v)(A) on such Monthly Payment Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Prefunding Account on each Monthly Payment Date an amount equal to such excess and to distribute such amount to the Servicer.

                  (B) In the event that the Administration Fee for any Monthly Payment Date exceeds the amount distributed to the Administrator pursuant to Sections 2(d)(iv)(B) or 2(d)(v)(B) on such Monthly Payment Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Prefunding Account on such Monthly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (iv)(A) above, and to distribute such amount to the Administrator.

                  (C) For any Quarterly Payment Date, in the event that the Class A-1 Noteholders' Interest Distribution Amount, the Class A-2 Noteholders' Interest Distribution Amount, the Trust Swap Payment Amounts, if any, the remainder of any Termination Payment to any Swap Counterparties to the extent that the remainder of such Termination Payment is owed to any Swap Counterparties following a Redemption Event (as defined in any related Swap Agreement) or the Trust is the defaulting party (other than an Event of Default specified in Section 5(a)(i) of any related Swap Agreement) and the Subordinate Noteholders' Interest Distribution Amount, each for such Quarterly Payment Date, exceed the sum of the amount distributed to the Indenture Trustee for distribution to the Noteholders and any related Swap Counterparty pursuant to Section 2(d)(v)(C) on such Quarterly Payment Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Prefunding Account on such Quarterly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs
      (A) and (B) above, and to distribute such amount as required by Section 2(d)(v)(C) on such Quarterly Payment Date.

            (iii) During the Revolving Period, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Prefunding Account, in each case to the extent of the funds on deposit therein (A) on each Transfer Date, an amount equal to the Loan Purchase Amount for the Serial Loans and New Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of the Loan Sale Agreement with respect to such transfer, (B) when and as requested by the Eligible Lender Trustee, in order to facilitate its origination of Consolidation Loans, to transfer to the order of the Eligible Lender Trustee an amount, sufficient to prepay in full any Student Loan that is to be consolidated through such origination with one or more Financed Student Loans, (C) when and as requested by the Eligible Lender Trustee, in order to facilitate its funding of the addition of the principal balance of any Add-on Consolidation Loan to the principal balance of a Consolidation Loan, an amount sufficient to prepay in full such Add-on Consolidation Loan and (D) on each Determination Date, to deposit into the Collection Account an amount equal to the Capitalized

Interest Amount for the Student Loan Rate Accrual Period with respect to the related Monthly Payment Date.

            (iv) On the Determination Date relating to the Quarterly Payment Date on or next occurring after the termination of the Revolving Period, the Administrator shall instruct the Indenture Trustee to withdraw from the Prefunding Account on such Determination Date an amount equal to the entire remaining amount on deposit in such account and to deposit such amount in the Collection Account.

            3. Annual Statement as to Compliance. (a) The Administrator shall deliver to the Seller, the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties, on or before December 31 of each year beginning December 31, 2000, an Officers' Certificate of the Administrator dated as of September 30 of such year, stating that (i) a review of the activities of the Administrator during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to September 30, 2000) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Administrator has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officer's Certificate and each report referred to in Section 4 to the Rating Agencies. A copy of such Officers' Certificate and each report referred to in
Section 4 may be obtained by any Noteholder or Note Owner by a request in writing to the Indenture Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Indenture Trustee that such Person is one of the foregoing parties.

            (b) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Servicer, the Rating Agencies and any Swap Counterparties, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 12.

            4. Annual Independent Certified Public Accountants' Report. The Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Administrator, to deliver to the Seller, the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties on or before December 31 of each year beginning December 31, 2000, a report addressed to the Administrator and to the Seller, the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties (which report may be combined with other reports required to be delivered by such accountants to the Administrator, the Eligible Lender Trustee and the Indenture Trustee under the Basic Documents), to the effect that such firm has examined certain documents and records relating to the administration of the Financed Student Loans and of the Trust during the preceding fiscal year ended September 30 (or, in the case of the first such report, during the period from the Closing Date to September 30, 2000) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that the administration of the Trust was conducted in compliance with the terms of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report. The Indenture Trustee shall send a copy of each such report to the Rating Agencies.

            Such report will also indicate that the firm is independent of the Administrator within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

            5. Administrator Expenses. The Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Administrator and expenses incurred in connection with distributions and reports to the Noteholders and any Swap Counterparties.

            6. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

            7. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to the Administration Fee payable monthly in arrears on each Monthly Payment Date which shall be solely an obligation of the Issuer and payable solely as provided herein.

            8. Additional Information to Be Furnished. The Administrator shall furnish to the Issuer and any Swap Counterparties from time to time such additional information regarding the Collateral as the Issuer or any Swap Counterparties shall reasonably request. Following the time, if any, that any Swap Counterparties' counterparty ratings fall below "A3" , "A-"or their equivalent, upon request of a Rating Agency, the Administrator shall furnish to such Rating Agency, cashflow projections for the Trust.

            9. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Eligible Lender Trustee.

            10. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

            11. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

            12. Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

                  (a) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

                  (b) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement or any Basic Documents, which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continues unremedied for a period of 30 days after the date of discovery of such failure by an officer of the Administrator or on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders, representing not less than 25% of the Outstanding Amount of the Notes; or

                  (c) an Insolvency Event occurs with respect to the Administrator; or

                  (d) any representation or warranty made by the Administrator hereunder or under any Basic Document, or in any certificate furnished hereunder or under any Basic Document, shall prove to be untrue or incomplete in any material respect;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the Noteholders evidencing not less than 75% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee, the Eligible Lender Trustee and the Swap Counterparty if given by the Noteholders), may terminate all the rights and obligations (other than the obligations set forth in Section 24 hereof) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 13; and, without limitation, the Indenture

Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees and expenses) incurred in connection with such transfer of responsibilities and amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies and any Swap Counterparties.

            13. Appointment of Successor. (a) Upon receipt by the Administrator of notice of termination pursuant to Section 12, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until a successor Administrator has accepted and assumed the responsibilities of the Administrator and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Administrator shall become legally unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination hereunder of the Administrator, the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee (with prior written notice to any Swap Counterparties ) shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, as the successor to the Administrator under this Agreement and the Administration Agreement, any established institution the regular business of which shall include the servicing of student loans.

            (b) Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator) shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration Fee unless the Swap Counterparties, if any, give their prior written consent and such compensation arrangements will not result in a downgrading of the Class A-1 Notes, the Class A-2 Notes or the Subordinate Notes by any Rating Agency, and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

            (c) The Administrator may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the Basic Documents, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto, shall be entitled to resign to the extent a qualified successor Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the Basic Documents.

            14. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Administrator pursuant to Section 12 or 13, the Indenture Trustee shall give prompt written notice thereof to Noteholders, any Swap Counterparties and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

            15. Waiver of Past Defaults. The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Noteholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement to the extent provided in such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

            16. Notices. Any notice, report or other communication given hereunder shall be in writing (or in the form of facsimile notice, followed by written notice) and addressed as follows:

            (a)   if to the Issuer, to

                  SMS Student Loan Trust 2000-B
                  c/o Bank One Delaware, Inc.
                  3 Christina Centre
                  201 North Walnut Street
                  Wilmington, Delaware 19801,

                  with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee

            (b)   if to the Eligible Lender Trustee, to

                  Bank One, National Association
                  1 Bank One Plaza

                  Suite IL1-0126
                  Chicago, Illinois 60670-0126
                  Attention: Global Corporate Trust Services Division,
                             Steve Husbands
                  Telephone: (212) 373-1140
                  Facsimile: (212) 373-1383


            (c)   if to the Administrator, to

                  USA Group Secondary Market Services, Inc.
                  30 South Meridian Street
                  Indianapolis, Indiana  46204-3503
                  Attention: President and Chief Executive Officer
                  Telephone: (317) 951-5640
                  Telecopy:  (317) 951-5764

                  with a copy to
                  Office of the General Counsel
                  USA Group, Inc.
                  30 South Meridian Street
                  Indianapolis, Indiana  46204-3503
                  Attention: Peter M. Greco
                  Telephone: (317) 951-5526
                  Telecopy:  (317) 951-5532

            (d)   if to the Indenture Trustee, to

                  Bankers Trust Company
                  Four Albany Street
                  New York, NY 10006

                  Attention: Corporate Trust and Agency Group,
                             Structured Finance Team
                  Telephone: (212) 250-6547
                  Facsimile: (212) 250-6439

            (e) if to any Swap Counterparties, to the address specified in any Swap Agreements or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

            17. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the prior written consent of the Eligible Lender Trustee and any Swap Counterparties, but without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee and the Eligible Lender Trustee, materially and adversely affect the interest of any Noteholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee with the prior written consent of the Eligible Lender Trustee, any Swap Counterparties and the Noteholders of at least a majority in the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to the Financed Student Loans or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Noteholders which are required to consent to any such amendment, without the consent of all Outstanding Noteholders. Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

            18. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 13 or 25 of this Agreement concerning the resignation of the Administrator, this Agreement may not be assigned by the Administrator.

            19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Indiana, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            20. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

            21. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

            22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            23. Not Applicable to USA Group Secondary Market Services, Inc. in Other Capacities. Nothing in this Agreement shall affect any obligation USA Group Secondary Market Services, Inc. may have in any other capacity under the Basic Documents.

            24. Liability of Administrator; Indemnities. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

            The Administrator shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicer, any Swap Counterparties and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Servicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

            The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.07 of the Indenture.

            For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 25) as Administrator pursuant to Section 12 or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 13.

            Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Agreement and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

            25. Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than USA Group Secondary Market Services, Inc., executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time or both would become an Administrator Default, shall have occurred and be continuing,
(iii) the Administrator shall have delivered to the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Administrator shall have a consolidated net worth at least equal to that of the predecessor Administrator, (v) such transaction will not result in a material adverse federal or state tax consequence to the Issuer or the Noteholders and
(vi) unless USA Group Secondary Market Services, Inc. is the surviving entity, the Administrator shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interests of the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

            26. Limitation on Liability of Administrator and Others. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders, the Indenture Trustee, the Eligible Lender Trustee or any Swap Counterparties, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Noteholders under the Indenture.

            27. USA Group Secondary Market Services, Inc. Not to Resign as Administrator. Subject to the provisions of Section 25, USA Group Secondary Market Services, Inc. shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over USA Group Secondary Market Services, Inc. or its properties. Notice of any such determination permitting the resignation of USA Group Secondary Market Services, Inc. shall be communicated to the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of USA Group Secondary Market Services, Inc. in accordance with Section 13.

            28. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, except as provided in subsection (c) hereof, this instrument has been countersigned by Bank One, National Association not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall Bank One, National Association in its individual capacity or any Owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer thereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, except as provided in subsection (c) hereof, this Agreement has been countersigned by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

            (c) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee, to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations.

            29. Notice of Termination of Trust. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the

Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

            30. Third-Party Beneficiaries. The Eligible Lender Trustee and any Swap Counterparties are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto; provided, however, that in the case of any Swap Counterparties, such right to enforcement and the right to provide consents or waivers pursuant to the provisions hereof or to take other actions as provided herein are conditioned upon its not being in default under any Swap Agreements.

            31. Consents. With respect to any action to be taken hereunder that requires the consent of a party hereto or of the Eligible Lender Trustee or any Swap Counterparties, such consent shall not be unreasonably withheld, delayed or conditioned.

                        [Signatures Follow on Next Page]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              SMS STUDENT LOAN TRUST 2000-B

                              By: BANK ONE, NATIONAL ASSOCIATION, not in its
                                      individual capacity but solely as Eligible
                                      Lender Trustee

                              By: /s/ Steve M. Husbands
                                  ---------------------------
                                  Name:  Steve M. Husbands
                                  Title: Assistant Vice president


                              BANKERS TRUST COMPANY, not in its individual
                                      capacity but solely as Indenture Trustee

                              By: /s/  Jenna Kaufman
                                  ---------------------------
                                  Name:  Jenna Kaufman
                                  Title: Vice President


                              USA GROUP SECONDARY MARKET SERVICES,
                                      INC., as Administrator

                              By: /s/ Cheryl E. Watson
                                  ---------------------------
                                  Name:  Cheryl E. Watson
                                  Title: Senior Vice President and
                                         Chief Financial Officer

                                                                EXHIBIT A TO THE
                                                        ADMINISTRATION AGREEMENT

                                POWER OF ATTORNEY

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

      KNOW ALL MEN BY THESE PRESENTS, that BANK ONE, NATIONAL ASSOCIATION, a national bank, not in its individual capacity but solely as eligible lender trustee ("Eligible Lender Trustee") for the SMS Student Loan Trust 2000-B (the "Trust"), does hereby make, constitute and appoint USA Group Secondary Market Services, Inc., as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Agents and Attorneys-in-Fact to execute on behalf of Eligible Lender Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of Eligible Lender Trustee or the Trust to prepare, file or deliver pursuant to the Related Documents (as defined in the Administration Agreement) or pursuant to
Section 5.02 of the Trust Agreement (as defined in the Administration Agreement), including without limitation, to appear for and represent Eligible Lender Trustee and the Trust in connection with the preparation, filing and audit of any federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Eligible Lender Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement dated as of April 1, 2000, among the Trust, USA Group Secondary Market Services, Inc., as Administrator, and Bankers Trust Company, as Indenture Trustee, as such may be amended from time to time.

      All powers of attorney for this purpose heretofore filed or executed by Eligible Lender Trustee are hereby revoked.

      EXECUTED as of the 1st day of April 2000.

                                    BANK ONE, NATIONAL ASSOCIATION,
                                    not in its individual capacity
                                    but solely as Eligible Lender Trustee


                                    By:____________________________________
                                       Name:
                                       Title:

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

            Before me, the undersigned authority, on this day personally
appeared [            ] known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that such person signed the same for the purposes and considerations therein expressed.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE this 19th day of May 2000.

                                    _______________________________________
                                    Notary Public in and for the
                                    State of New York

                                    _______________________________________
                                    Printed Name of Notary Public

                                    Commission Expires____________

                                                                       EXHIBIT B
                                                                          TO THE
                                                        ADMINISTRATION AGREEMENT

Form of Noteholders' Statement pursuant to Section 2(g) of Administration Agreement. Capitalized terms used herein are defined in Appendix A thereto. It should be noted, however, that while all the information listed below shall be included in each Noteholders' Statement, the presentation thereof may vary from that given below.

Quarterly Payment Date:

      (i)   Amount of principal being paid or distributed:

      Class A-1               __________*
                                                      ($_______
                                                      * per $1,000
                                                      original principal
                                                      amount of Notes)

      Class A-2               __________*
                                                      ($_______
                                                      * per $1,000
                                                      original principal
                                                      amount of Notes)

      Subordinate             __________*
                                                      ($_______
                                                      * per $1,000
                                                      original principal
                                                      amount of Notes)

----------
* Portion of each such amount attributable to Reserve Account
Excess:___________________

      (ii) Amount of interest being paid or distributed:

      Class A-1               __________              ($_______ per

                                                      $1,000 original
                                                      principal amount of Notes)

      Class A-2               __________              ($_______ per
                                                      $1,000 original
                                                      principal amount of Notes)

      Subordinate             __________              ($_______ per
                                                      $1,000 original
                                                      principal amount of Notes)

               (iii)    Reserved

               (iv)     Reserved

      (v)      Pool Balance at end of related Collection Period:
               _______________

      (vi)     After giving effect to distributions on this Quarterly Payment
               Date:

            (a)   (1)   outstanding principal amount of Class A-1  Notes:_______

                  (2)   Class A-1 Note Pool Factor:__________

            (b)   (1)   outstanding principal amount of Class A-2  Notes:_______
                  (2)   Class A-2 Note Pool Factor:__________

            (c)   (1)   outstanding principal amount of Subordinate
                        Notes:__________
                  (2)   Subordinate Note Pool Factor:__________

      (vii)    Applicable Interest Rate:

            In general:

                  (1) Three-Month LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was _____%;

            Class A-1 Note Rate: _____%

            Class A-2 Note Rate: _____%

            Subordinate Note Rate: _____%

      (viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II(i) through (ix) of
               Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such Quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date:

      (ix) Amount of Administration Fee for related Collection Period:__________ ($_______ per $1,000 original principal amount of Notes)

      (x) the Trust Swap Payment Amount paid to each Swap Counterparty, if any on such Quarterly Payment Date: ______; the amount of any Net Trust Swap Payment Carryover Shortfall with respect to each Swap Agreement, if any for such Quarterly Payment Date: ____; the Trust Swap Receipt Amount with respect to each Swap Agreement, if any paid to the Trust on such Quarterly Payment Date: ____; the Net Trust Swap Receipt Carryover Shortfall with respect to each Swap Agreement, if any for such Quarterly Payment Date:______

      (xi)     Reserved

      (xii) Aggregate amount of Realized Losses (if any) for the related Collection Period:__________

      (xiii)   Financed Student Loans delinquent at end of related Collection
               Period: __________; number of delinquent loans: ________; aggregate unpaid principal balance of delinquent loans:
               ___________________

      (xiv) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve Account Excess) and on any Monthly Payment Date since the preceding Quarterly Payment Date (list each withdrawal separately): _______________ (purpose of each withdrawal).

            Reserve Account Excess on related Quarterly Payment Date ________

            Principal balance of Notes to be paid to reach Parity Date:_________

      (xv)     Reserved

      (xvi) Deposits to Collateral Reinvestment Account during related Collection Period: __________; amount to be deposited on related Quarterly Payment Date: __________

            Withdrawal from Collateral Reinvestment Account during related Collection Period: __________

      (xvii) Amount in the Reserve Account (after giving effect to (xiv)):__________

      (xviii) Amount in the Collateral Reinvestment Account (after giving effect to (xvi)):__________

      (xix) Consolidation Loans: ___________ loans with aggregate principal balances of ________ were originated during related Collection Period; withdrawal from Collateral Reinvestment Account to fund origination of Consolidation Loans during related Collection
               Period: _______

      (xx) Add-on Consolidation Loans: ______ loans with aggregate principal balances of ________ were added to the principal balance of a Consolidation Loan; withdrawal from Collateral Reinvestment Account to fund the addition of the principal balances of Add-on Consolidation Loans during the related Collection Period: _____

      (xxi) Serial Loans: _______ loans with aggregate principal balances of _______ (portion represented by Purchase Premium Amounts ) were purchased ------- during the related Collection Period.

      (xxii) New Loans: _______ loans with aggregate principal balances of _______ (portion represented by Purchase Premium Amounts _______) were purchased during the related Collection Period.

      (xxiii) Withdrawal from the Prefunding Account during the related Collection Period (list each withdrawal pursuant to Section 2(k)(ii) separately): ____________. (purpose of each withdrawal)

      (xxiv)   Amount in the Prefunding Account (after giving effect (xxiii)).

      (xxv) Financed Student Loans in the following categories as of the end of the related Collection Period:

                                Weighted Average    Number of      Principal
                                 Interest Rate        Loans         Balance
Status Type:
-----------

In-School

Grace

Repayment

Forbearance

Deferment

Delinquencies

Claims Filed Awaiting Payment

Delinquencies:
-------------

30-60 Days

61-90 Days

91-120 Days

More than 120 Days Delinquent

Claims Filed Awaiting Payment

Loan Type:
---------

Stafford Loans

SLS Loans

PLUS Loans

Consolidation Loans

School Type:
-----------

Traditional

Vocational/Proprietary

                                                                       EXHIBIT C
                                                                          TO THE
                                                        ADMINISTRATION AGREEMENT

Form of Swap Agreement pursuant to Section 2(j) of the Administration Agreement.

                                FORM OF SCHEDULE
                             to the Master Agreement
                           dated as of ______ __, ____

                                     between

                           ___________________________
                                  ("Party A"),
                     a corporation organized under the laws
                                  of _________
                                       and
                         SMS Student Loan Trust 2000-B,
                                   ("Party B")
                           a Delaware business trust.

Part 1. Termination Provisions

In this Agreement:-

(a)   "Specified Entity" means in relation to Party A for the purpose of:-

      Section 5(a)(v)               Not Applicable.
      Section 5(a)(vi)              Not Applicable.
      Section 5(a)(vii)             Not Applicable.
      Section 5(b)(iv)              Not Applicable.

      and in relation to Party B for the purpose of:-

      Section 5(a)(v)               Not Applicable.
      Section 5(a)(vi)              Not Applicable.
      Section 5(a)(vii)             Not Applicable.
      Section 5(b)(iv)              Not Applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) "Additional Termination Event" will not apply to Party A and will apply, with respect to Redemption Event only, to Party B. The occurrence of a Redemption Event will constitute an Additional Termination Event in respect of which Party B will be the sole Affected Party.

(d) The provisions of Section 5(a) and Section 5(b) will apply to Party A and to Party B as follows:-

      The designation below of an Event of Default as being "Applicable" to a specific party means that upon the occurrence and continuation of such an Event of Default with respect to such party, the other party shall have the right of a Non-defaulting Party to designate an Early Termination Date for the Sole Transaction (as defined below) under Section 6 of this Agreement, and conversely, the designation of an Event of Default as being "Not Applicable" to a party means that upon the occurrence and continuation of such an Event of Default with respect to such party, the other party shall not have the right to designate an Early Termination Date for the Sole Transaction with respect to such event under Section 6 of this Agreement.

      Section 5(a)                          Party A           Party B

      (i)   "Failure to Pay or Deliver"     Applicable.

            "Failure to Pay or Deliver" is Applicable to Party B; provided that Party B has funds available to make payments in accordance with the terms of the Indenture and the Trustee has failed to make any such payments in violation of the terms of the Indenture.

      (ii)   "Breach of Agreement"          Applicable.       Not Applicable.
      (iii)  "Credit Support Default"       Applicable.       Not Applicable.
      (iv)   "Misrepresentation"            Applicable.       Not Applicable.
      (v)    "Default under Specified
              Transaction"                  Not Applicable.   Not Applicable.
      (vi)   "Cross Default"                Not Applicable.   Not Applicable.
      (vii)  "Bankruptcy"                   Applicable.       Applicable.
      (viii) "Merger Without Assumption"    Applicable.       Not Applicable.
      (ix)   "Additional Event of Default"  Not Applicable.   Applicable
              specified in Part 1(h)
              (Acceleration of Notes)

      Section 5(b)

      Neither party shall be entitled to designate an Early Termination Date as a result of the occurrence and continuation of an event described in
      Section 5(b)(iii) (Tax Event Upon Merger).

(e)   Payments on Early Termination. For the purpose of Section 6(e):-

      (i) Except as provided in Appendix I (Redemption of Notes) Market Quotation will apply.

      (ii) The Second Method will apply.

(f)   "Termination Currency" means United States Dollars ("USD").

(g) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A or Party B.

(h) Additional Event of Default. Section 5(a) of the Agreement is hereby amended by: (i) deleting the word "or" at the end of Section 5(a)(vii),
      (ii) deleting the period at the end of Section 5(a)(viii) and adding "; or" at the end thereof and (iii) adding the following language at the end of Section 5(a):

      "(ix) Additional Event of Default. The principal of any class of Notes shall have been declared or become immediately due and payable in accordance with the terms of the Indenture (an "Acceleration of Notes") following an "event of default" thereunder (it being understood that such event will constitute an Event of Default solely with respect to SMS Student Loan Trust 2000-B."

Part 2. Tax Representations.

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representation:-

      (i) The following representation will apply to Party A:-

      Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the Specified Jurisdiction.

      "Specified Jurisdiction" means the United States of America.

      (ii) The following representation will apply to Party B:-

      It is a business trust organized under the laws of the State of Delaware.

Part 3. Agreement to Deliver Documents.

For the purpose of Section 4(a)(i) and Section 4(a)(ii) of this Agreement, Party A and Party B each agree to deliver the following documents, as applicable:-

(a)   Tax forms, documents or certificates to be delivered are:


Party required to              Form, Document              Date by which
deliver document               or Certificate             to be Delivered
----------------               --------------             ---------------

Party A                  An executed U.S. Internal     (i) Before the first
                         Revenue Service 4224 Form     Payment Date under this
                         (or any successor thereto)    Agreement, (ii) promptly
                                                       upon reasonable demand by
                                                       Party B, and (iii)
                                                       promptly upon learning
                                                       that any such Form
                                                       previously provided by
                                                       Party A has become
                                                       obsolete or incorrect.

Party B                  An executed U.S. Internal     (i) Before the first
                         Revenue Service Form W-9      Payment Date under this
                         (or any successor thereto),   Agreement, (ii) promptly
                         including appropriate         upon reasonable demand
                         attachments.                  by Party A, and (iii)
                                                       promptly upon learning
                                                       that any such form
                                                       previously provided by
                                                       Party B has become
                                                       obsolete or incorrect

(b) Other documents to be delivered are:

Party required to    Form, Document or      Date by which         Covered by
deliver document        Certificate         to be Delivered      Section 3(d)
----------------        -----------         ---------------      ------------
Party A            An opinion of counsel   Upon execution of         No
                   to Party A              this Agreement.
                   substantially in the
                   form of Exhibit A to
                   this Schedule.

Party A            An incumbency           Upon execution of        Yes
                   certificate with        this Agreement.
                   respect to the
                   signatory of this
                   Agreement.

Party B            Executed copies of      Upon execution of   Yes, with respect
                   all Basic Documents     this Agreement.     to certificates
                   and all opinions                            and other factual
                   required by the                             statements; No,
                   Underwriting                                with respect to
                   Agreement                                   opinions and
                                                               agreements.

Party B            An executed original    Upon execution of        Yes.
                   of the Officer's        this Agreement.
                   Certificate of SMS,
                   substantially in the
                   form of Exhibit C and
                   reasonably
                   satisfactory in form
                   and substance to
                   Party A.

Part 4. Miscellaneous.

(a)   Addresses for Notices. For the purpose of Section 12(a):

      Address for notices or communications to Party A:

      Address:    ___________________________
                  ___________________
                  ___________________
      Attention:  _________
      Telephone:  _________

      Facsimile:  ___________

      Address for notices or communications to Party B:-

      Address:    SMS Student Loan Trust 2000-B
                  c/o Bank One Delaware, Inc.
                  3 Christina Centre
                  201 North Walnut Street
                  Wilmington, Delaware 19801
                  Attention: Corporate Trust Administration
                  Telephone: (212) 373-1140
                  Facsimile: (212) 373-1383

      with copies to:

      Address:    SMS Student Loan Trust 2000-B
                  c/o Bank One, National Association, as Trustee
                  One Bank One Plaza
                  Suite IL1-0126
                  Chicago, Illinois 60670-0126
                  Attention: Global Corporate Trust Services Division
                             Steve Husbands
                  Telephone: (212) 373-1140
                  Facsimile: (212) 373-1383


      Address:    USA Group Secondary Market Services, Inc.
                  30 South Meridian Street

                  Indianapolis
                  IN 46204-3503

      Address for notices or communications to Moody's:

      Address:    Moody's Investors Service, Inc.
                  99 Church Street
                  New York, New York 10007
                  Attention: ABS Monitoring Department
                  Telephone: (212) 553-0573
                  Facsimile: (212) 553-4600

      Address for notices or communications to Fitch:-

      Address:    Fitch IBCA, Inc.
                  One State Street Plaza
                  New York, New York 10004
                  Attention: Asset Backed Monitoring Unit
                  Telephone: (212) 908-0500
                  Facsimile: (212) 376-6889

      Address for notices or communications to S&P:-

      Address:    Standard & Poor's, a division of The
                  McGraw-Hill Companies, Inc.
                  55 Water Street
                  41st Floor
                  New York, NY 10041

      Notices under this Agreement and the Transaction shall be sent to Moody's, Fitch and S&P only to the extent specifically required in the transaction confirmation.

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent:

            _____________
            _____________
            _____________

      Party B appoints as its Process Agent:

            Bank One, National Association
            14 Wall Street
            New York, NY 10005
            Telephone:____________________
            Facsimile:____________________

(c) Offices. The provisions of Section 10(a) will not apply to Party A and will not apply to Party B.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:--

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent shall be Party A. In the case of a dispute involving any calculation made by the Calculation Agent under this Agreement (each, a "Disputed Calculation"), Party A and Party B will appoint a mutually acceptable Reference Bank or Reference Dealer, as applicable, who will (i) with respect to any calculation relating to a Terminated Transaction, determine the Disputed Calculation by reference to the methodology set forth in the definition of Market Quotation and (ii) with respect to any other calculation, determine the Disputed Calculation by reference to a mutually acceptable methodology. If such Reference Bank or Reference Dealer determines that no quotations are available for a particular Disputed Calculation, then the Calculation Agent's original calculations will be used for that Disputed Calculation. All calculations made by the Calculation Agent in accordance with this Part 4(e) shall be binding absent manifest error.

(f)   Credit Support Document. Details of any Credit Support Document:-

      In the case of Party A: Not Applicable.
      In the case of Party B: Not Applicable.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Not Applicable. Credit Support Provider means in relation to Party B: Not Applicable.

(h) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(i) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW DOCTRINE).

(j)   Netting of Payments. Section 2(c)(ii) will not apply.

(k)   Account Detail:

      Payments to Party A: The Account described in the related Confirmation Payments to Party B: The Account described in the related Confirmation

Part 5. Other Provisions.

(a) Confirmation. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement. The parties hereby agree and acknowledge that only one Transaction (the "Sole Transaction") will be governed by this Agreement, the Confirmation of the Sole Transaction is dated _______ __, _____ and bears reference number _______, and the parties will not enter into any additional Transactions governed by this Agreement or otherwise.

(b)   Early Termination.

      (1) Section 6(b)(ii) is hereby amended by adding at the end of the first paragraph the following:

            ", provided that the party seeking to make the transfer to avoid a Termination Event shall deliver to Party B (in the case of transfers by Party A) or to Party A (in the case of transfers by Party B) written confirmation from each Rating Agency then rating any class of Notes that such transfer will not result in its then-current rating of each class of Notes being withdrawn or lowered."

      (2) Notwithstanding anything to the contrary in this Agreement, if the Early Termination Date of the Sole Transaction occurs or is effectively designated, Party A and Party B agree as follows:

            (i) The Calculation Agent shall calculate an amount that would be payable to or by Party B under this Agreement in respect of such Early Termination Date (such amount, including any Trust Swap Payment Amount or Trust Swap Receipt Amount constituting any portion thereof, the "Termination Payment").

            (ii) To the extent that Party A is required to pay the Termination Payment to Party B, Party A shall pay such amount in accordance with the terms of this Agreement.

            (iii) To the extent that Party B is required to pay the Termination Payment to Party A where:

                  (A) Party B is the Defaulting Party (provided, however, that to the extent that Party B is the Defaulting Party with respect to an Event of Default specified in Section 5(a)(i) of the Agreement (Failure to Pay or Deliver) this priority shall apply only with respect to the Trust Swap Payment Amount (and not the remainder of the Termination Payment)), Party B shall pay such amount in accordance with Section 8.02(c)(i), Section 8.02(e)(i) (to the extent of any Net Trust Swap Payment Carryover Shortfalls included in such Termination Payment), Section 10.01 or Section 5.04(b), priority "SECOND," of the Indenture or Section 2(e)(iv)(C) of the Administration Agreement, as applicable.

                  (B) Party A is the Defaulting Party, the Early Termination
            Date arises from a Termination Event (other than an Additional Termination Event) or Party B is the Defaulting Party with respect to an Event of Default specified in Section 5(a)(i) (exclusive of any Trust Swap Payment Amount paid pursuant to Clause (A)), Party B shall pay such Termination Payment in accordance with Section 8.02(d)(viii), Section 8.02(e)(i) (to the extent of any Net Trust Swap Payment Carryover Shortfalls included in such Termination Payment), Section 10.01 or Section 5.04(b), priority "ELEVENTH," of the Indenture.

                  (C) Party B replaces Party A with a successor to Party A,
            Party B and Party A agree to cause the successor to Party A to pay the Termination Payment (or such lesser amount actually paid by such successor) to Party A. Any amounts actually received by Party A under this clause (C) shall reduce the amounts payable pursuant to clauses (A) and (B); Party A shall pay to Party B any excess of amounts actually received by Party A under this clause (C) over the Termination Payment.

(c) No Bankruptcy Petition. Prior to the date that is one year and one day after the date upon which the final payment is made in respect of the Notes in accordance with the terms thereof, Party A shall not institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

(d)   Transfer. Section 7 is hereby amended by:

      (1) (i) adding the words "(and notice of the transferee to)" after the word "of" on the third line thereof, and (ii) adding the words "(subject to providing three Business Days prior written notice of the transferee to the other party and to each Rating Agency)" after the word "transfer" on the fourth and seventh line thereof.

      (2)   adding at the end thereof:

            "Any party making any such transfer shall deliver to the other party written confirmation from each Rating Agency then rating any class of Notes that such transfer will not result in its then-current rating of each class of Notes being withdrawn or lowered."

(e)   Swap Exemption.

      (1) The parties agree that this Agreement and the Sole Transaction are intended to constitute a "swap agreement" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations Section 35.1(b)(1) and Section 101(53)(B) of the U.S. Bankruptcy Code;

      (2) Each party represents to the other that it is an "eligible swap participant" within the meaning of CFTC Regulations Section 35.1(b)(2);

      (3) The parties agree that neither this Agreement nor the Sole Transaction is one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of CFTC Regulations Section 35.2(b); and

      (4) Each party represents to the other that the creditworthiness of the other party was or will be a material consideration in entering into or determining the terms of this Agreement and the Sole Transaction, including pricing, cost or credit enhancement terms of this Agreement or the Sole Transaction, within the meaning of CFTC Regulations Section 35.2(c).

(f) WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.

(g) Amendments. Section 9(b) of this Agreement is hereby amended by adding the following after the word "system" in the last line thereof:

      ", provided however, that all such amendments, modifications or waivers shall require the written affirmation of each Rating Agency then rating any class of Notes that such amendment, modification or waiver shall not adversely affect its then-current rating of each class of Notes."

(h) ISDA Definitions. Reference is hereby made to the 1991 ISDA Definitions (the "Definitions"), published by the International Swaps and Derivatives Association, Inc., which is hereby incorporated by reference herein without regard to any revision or subsequent edition thereof or as otherwise provided in any Confirmation.

(i) Rating Agency Downgrade. Anything to the contrary in Section 7 notwithstanding, no later than the 30th day following a Rating Agency Downgrade, Party A shall, at its expense:

      (1) transfer Party A's rights and duties hereunder to (or otherwise procure a replacement transaction with terms substantially similar to this Sole Transaction with) a successor to Party A having, or guaranteed by a Credit Support Provider having, a long-term unsecured and unguaranteed debt rating of at least "A3" or its equivalent by each Swap Rating Agency;

      (2) enter into arrangements, including collateral arrangements, guarantees, letters of credit or other Credit Support Documents which will, after review by each Swap Rating Agency, reverse the effect of any reduction or withdrawal of ratings in connection with such Rating Agency Downgrade on the Noteholders and the Subordinate Note Insurer; or

      (3) pledge Eligible Collateral pursuant to an ISDA Credit Support Annex equal to the Replacement Cost of the Sole Transaction contemplated by this Agreement (or otherwise receive written confirmation from each Rating Agency that each class of Notes will continue to be rated at least the ratings of such class of Notes prior to such Rating Agency Downgrade) such that the rating of each class of Notes by each Rating Agency will not be withdrawn or reduced below the ratings of each such class of Notes prior to the Rating Agency Downgrade.

      Party B shall cooperate with Party to effect the purposes of the foregoing.

      Eligible Collateral. The following items will qualify as "Eligible Collateral" for the purpose of Part 5(i)(3) of this Agreement:

            Eligible Collateral                 Valuation Percentage
            -------------------                 --------------------

      (A)   Cash                                      100%

      (B)   negotiable debt obligations issued
            by the U.S. Treasury Department           100%

      Replacement Cost. For the purpose of Part 5(i)(3) of this Agreement, "Replacement Cost" means, with respect to the close of business (the "Valuation Time") on the date of any Rating Agency Downgrade, and weekly thereafter, the amount, if any, that would be payable to Party B by Party A (expressed as a positive number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Calculation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

(j) Additional Representations. Section 3 is hereby amended by adding the following subsections (g), (h) and (i) at the end of such Section:

            (g) Non-Reliance. In connection with the negotiation of, the entering into, and the confirming of the execution of, this Agreement, any Credit Support Document, the Sole Transaction and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver: (1) the other party hereto or thereto is not acting as a fiduciary or financial or investment advisor for it; (2) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party hereto or thereto other than the representations expressly set forth in this Agreement, in such Credit Support Document and in any Confirmation; (3) the other party hereto or thereto has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of this Agreement, such Credit Support Document, such Sole Transaction or such other documentation; (4) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Agreement) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party hereto or thereto; (5) it has determined that the rates, prices or amounts and other terms of the Sole Transaction and the indicative quotations (if any) provided by the other party hereto or thereto reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties; (6) it is entering into this Agreement with a full understanding of all the terms, conditions and risks hereof and thereof (economic and otherwise) and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (7) it is a sophisticated institutional investor.

            (h) Line of Business. It has entered into this Agreement (including the Sole Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

            (i) No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, the Sole Transaction and any other documentation relating to this Agreement or the Sole Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(k) Notices to Party A. Party B agrees that it shall cause to be delivered to Party A any notices generated or received by Party B in connection with the Basic Documents.

(l) Limited Recourse to Party B. Notwithstanding anything to the contrary contained herein, all obligations of Party B shall be payable by Party B only on each Quarterly Payment Date, first, to the extent funds are available therefor, under Section 8.02 of the Indenture, second, to the extent funds are available therefor, under Section 2(e)(iv)(C) of the Administration Agreement, third, to the extent funds are available therefor, under Section 10.01 of the Indenture, fourth, to the extent of funds available therefor, under Section 5.04 of the Indenture and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire concurrently with the restriction specified in Part 5(c).

(m) No Suspension of Payments. Notwithstanding Section 2(a)(iii) of this Agreement, Party A shall not suspend any payments due under Section 2(a)(iii) unless:

      (1) the principal of any class of Notes shall have been accelerated in accordance with the terms of the Indenture following an Event of Default thereunder; or

      (2) an Early Termination Date for the Sole Transaction has occurred or effectively been designated.

(n) Default Interest. Section 2(e) of this Agreement is hereby deleted in its entirety.

(o)   Redemption Event.

      (i) A "Redemption Event" will occur upon the delivery by Party B (or its designee) to Party A of a "Party B Response" (as defined in Appendix I) accepting Party A's offer to terminate the Sole Transaction as provided in Appendix I hereto. Such Party B Response shall be delivered on or before the related Redemption Date (as defined in the Indenture) and shall certify that the Minimum Purchase Price (as defined in the Indenture) has been deposited into the appropriate Trust Account (as defined in the Indenture). The parties hereto acknowledge and agree that the Indenture Trustee (as defined in the Indenture) may deliver such Party B Response on behalf of Party B. Party A hereby agrees that upon receipt of such Party B Response from the Indenture Trustee certifying that the Minimum Purchase Price has been deposited in the Collection Account, Party A shall immediately designate the Redemption Date as an Early Termination Date. Notwithstanding Section 6(d)(ii), the Payment Date in respect of a Redemption Event shall be the Early Termination Date so designated. For avoidance of doubt, no Redemption Event shall occur and no Early Termination Date shall be effectively designated in respect thereof unless the Minimum Purchase Price shall have been deposited into the applicable Trust Account(s) pursuant to Article X of the Indenture.

      (ii) The parties hereto acknowledge and agree that USA Group Secondary Market Services, Inc., as Administrator under the Administration Agreement, may deliver on behalf of Party B any "Party B Notices" required or permitted by Appendix I hereto; provided, that in no event shall a Redemption Event occur upon delivery of any such Party B Notice from the Administrator.

(p) Statement to Noteholders. Party B will provide to Party A statements required by Section 2(g) of the Administration Agreement dated as of April 1, 2000 (the "Administration Agreement") among Party B, USA Group Secondary Market Services, Inc. ("SMS"), as administrator (the "Administrator"), and Bankers Trust Company, as indenture trustee (the "Indenture Trustee").

(q) Additional Definitions. Capitalized terms used in this Schedule shall have the meaning set forth in the Confirmation, the Indenture or, if not therein, Appendix A to the

      Administration Agreement, without regard to any amendment or supplement thereto with respect to which Party A has not given its written consent.

      "Indenture" means the Indenture dated as of April 1, 2000 between Party B and Bankers Trust Company, as indenture trustee, without regard to any amendment or supplement thereto with respect to which Party A has not given its written consent.

      "Net Trust Swap Payment Carryover Shortfall" means, with respect to any Quarterly Payment Date with respect to which Party B owes any amounts to Party A in respect of this Agreement, the excess of (i) the Trust Swap Payment Amount with respect to this Agreement on the preceding Quarterly Payment Date over (ii) the amount actually received by Party A out of Available Funds with respect to this Agreement on such preceding Quarterly Payment Date plus interest on such excess from such preceding Quarterly Payment Date to the current Quarterly Payment Date at the rate of Three-Month LIBOR for the related Quarterly Interest Period.

      "Rating Agency Downgrade" means that, prior to the earlier of the Termination Date or the Early Termination Date of the Sole Transaction, the rating of Party A or any successor thereto is withdrawn or reduced below "A3" or its equivalent by any Swap Rating Agency then rating Party A.

      "Underwriting Agreement" means the Underwriting Agreement dated as of May 15, 2000 between SMS, as seller, and Deutsche Bank Securities Inc., as representative of the several underwriters of the Notes.

      "Swap Rating Agency" means Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc.

The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

                                     ___________________________


                                    By: ____________________________
                                    Name:
                                    Title:


SMS STUDENT LOAN TRUST 2000-B

By:   Bank One, National Association, not in
      its individual capacity but solely as Eligible
      Lender Trustee


By: _____________________________________
Name:
Title:

                                   Appendix I

                              Redemption of Notes.

      1. As promptly as practicable, but in any event not later than two Business Days after delivery by Party B (or Party B's designee) to Party A of a notice of proposed redemption (the "Redemption") and request for a quotation of Termination Payment (the "Party B Notice"), Party A will give notice by telephone to Party B (which notice will be promptly confirmed in writing to Party B with a copy of such notice to SMS) (the "Party A Response"):--

      (i) offering to terminate the Sole Transaction upon such Redemption; and

      (ii) stating in good faith and in reasonable detail the Termination Payment (the "Redemption Payment") that will be payable by Party B to Party A or by Party A to Party B on the proposed Redemption Date (as defined in the Indenture) if the offer is accepted at the time of such offer (or through such later time, if any, as may be expressed in the offer in the discretion of Party
A) and the Redemption is effected on the Redemption Date; provided, however, that, if such offer is not accepted at such time, Party A will, promptly after requests therefor by Party B, make new offers to effect the termination of the Sole Transaction and will make such new offers in accordance with reasonable market practice until 11:00 a.m. New York City time on the Business Day two Business Days prior to the Redemption Date (the "Deadline"). Any such new offer will contain the statements required by the preceding clauses (i) and (ii) and will also be a Party A Response, except that:--

      (x) only the Party A Response will determine the period during which new offers are required to be accepted; and

      (y) in the case of the Final Offer (as defined below), "Market Quotation" will be substituted for "Loss" for purposes of determining the Redemption Payment.

      The last such new offer is referred to herein as the "Final Offer." The Final Offer will be identified as such in the relevant Party A Response. The Final Offer will not be delivered earlier than the Business Day on which the Deadline occurs. The Final Offer will be communicated by telephone to Party B (which Final Offer will be promptly confirmed in writing to Party B with a copy of such Final Offer to SMS).

      2. Each Party A Response will describe the Redemption Payment, even if the Redemption Payment remains the same and, except as described above with respect to the Final Offer, each Redemption Payment will be determined using "Loss" and "Second Method" and based on Party B as the sole Affected Party.

      3. As promptly as practicable, but in any event not later than the end of the period during which an offer may be accepted pursuant to the relevant Party A Response, Party B, acting in good faith and in accordance with reasonable derivatives market practice, will accept the offer expressed therein by notice (the "Party B Response") to Party A. Such notice will be by telephone, will be promptly confirmed in writing and will thereupon be effective, all in accordance with usual derivatives markets transactions. A copy of each such Party B Response will be delivered by Party B to SMS. If the offer is accepted as aforesaid, the Redemption will be effective on the Redemption Date on the terms expressed in the last relevant Party A Response as accepted by the Party B Response (subject to the conditions set forth in Part 5(o) of this Agreement). The Redemption Payment will be the amount described in the Party A Response accepted by Party B.

      4. Party B (or its designee) will have the right to make reasonable request of Party A for indications of Redemption Payments based on proposed Redemptions as contemplated by Paragraphs 1 through 3 above, and Party A will supply such indications promptly and in good faith following any such request. Except as provided in Paragraphs 1 through 3 above and Part 5(o) of the Agreement, neither Party B nor its designee will be obligated to effect any such Redemption.

                                  Confirmation
                               Ref. No. _________

                      Exhibit A Form of Opinion of Party A

                                          __________ __, 2000

SMS Student Loan Trust 2000-B
c/o Bank One, National Association
One Bank One Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126

USA Group Secondary Market Services, Inc.
30 South Meridian Street
Indianapolis, Indiana 46204-3503

Secondary Market Company, Inc.
30 South Meridian Street
Indianapolis, Indiana 46350

Moody's Investors Services, Inc.
99 Church Street
New York, New York 10007

Fitch IBCA, Inc.
One State Street Plaza
New York, New York 10004

Standard & Poor's Rating Agency
   a division of the McGraw-Hill Companies
55 Water Street
New York, New York 10041

Dear Sirs:

      This opinion is furnished to you pursuant to a Master Agreement dated as of _________, ____ (the "Agreement"), between SMS Student Loan Trust 2000-B and __________________ (the "Swap Counterparty"). Terms defined in the Agreement are used herein as defined in the Agreement.

      I am counsel to the Swap Counterparty and in that capacity have examined such documents and have conducted such investigations of fact and law as I have deemed necessary or advisable for the opinions expressed herein. The opinions expressed herein are limited to questions arising under the laws of the State of New York, the United States of America [and foreign jurisdiction].

      Upon the basis of the foregoing, I am of the opinion that:

      1. The Swap Counterparty is a corporation duly organized and validly existing under the laws of __________.

      2. The execution, delivery and performance of the Agreement by the Swap Counterparty are within the Swap Counterparty's corporate power, have been duly authorized by all necessary corporate action and do not conflict with, or constitute a default under, any provisions of the Swap Counterparty's articles of incorporation or by-laws or any applicable law or regulation or of any agreement, decree, order, judgment, injunction or other instrument known to me and binding on or affecting the Swap Counterparty's property or assets.

      3. The Agreement has been duly authorized, executed and delivered by the Swap Counterparty.

      4. (i) The governing law clause, subjecting the Agreement to New York law, is valid under [foreign country] law.

            (ii) Under [foreign country] law, New York law will be applied to the Agreement, except to the extent that any terms of the Agreement or any provisions of New York law applicable to the Agreement result in the outcome of their application in a violation of [foreign country] public policy or violate the purpose of a [foreign country's] statute reflecting such public policy.

            (iii) None of the terms of the Agreement result in the outcome of their application in a violation of [foreign country] public policy or violate the purpose of a [foreign country] statute reflecting such public policy.

            (iv) Assuming that the Agreement is legal, valid, binding and enforceable under New York law, the Agreement is legal, valid, binding and enforceable against the Swap Counterparty in accordance with its terms, the [foreign country] civil procedural rules and, subject to the opinions set forth in subclauses (i) through (iii) above, the applicable provisions of the chosen law of New York, except that the enforceability of the Agreement may be limited by bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

      5. No consent, authorization, license or approval of, or registration, filing, or declaration with, any governmental authority of [jurisdiction] is required in connection with the execution, delivery and performance of the Agreement by the Swap Counterparty.

      6. The Agreement will constitute a valid and binding obligation of the Swap Counterparty enforceable against the Swap Counterparty in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting the enforcement of creditors' rights generally or by general equity principles; provided that I do not express any opinion as to the binding affect of any provision of the Agreement that purports to make any determination conclusive or conclusive absent manifest error unless such determination is made reasonably and in good faith.

      This opinion is solely for your benefit in connection with the Agreement referenced above, and may not be relied on, nor copies hereof delivered to any other person or entity without my prior written consent.

Sincerely yours,

                      Exhibit B Certificates of Incumbency

                                    Exhibit C

                          SMS Student Loan Trust 2000-B

                              Officer's Certificate

__________________, ______________________ of USA Group Secondary Market
Services, Inc., a Delaware corporation (the "Corporation") and
__________________, ______________________ of the Corporation, each hereby certify that, to the best of his or her knowledge, after reasonable investigation:

      (i) the representations and warranties of the Seller or the Servicer, as the case may be, contained in the Trust Agreement, the Loan Sale Agreement, the Administration Agreement, the Servicing Agreement and the Swap Agreement, as applicable, are true and correct in all material respects, that each of the Seller and the Servicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and

      (ii) since _________, except as may be disclosed in the Prospectus or the Private Placement Memorandum, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, the Company, the Seller or the Servicer, as applicable, has occurred.

      Capitalized terms used but not defined herein have the meanings specified in Appendix A to the Administration Agreement dated as of April 1, 2000 among SMS Student Loan Trust 2000-B, the Corporation and Bankers Trust Company, as indenture trustee.

      IN WITNESS WHEREOF, each of the above-named authorized officers hereunto signed his or her name.

Dated: _____ __, _____

By: ____________________________
Name:
Title:

                              FORM OF CONFIRMATION

________ __, _____

SMS STUDENT LOAN TRUST 2000-B
c/o Bank One, National Association
1 Bank One Plaza
Suite 1IL-0126
Chicago, Ill, 60670
Fax: (312) 407-1708
cc: (212) 373-1382
Attention: Corporate Trust Services

From: ___________________________
Attention: _________
Phone: __________
Swap Transaction Ref. No. __________

      The purpose of this communication is to set forth the terms and conditions of the Swap Transaction or the Transaction (Swap Transaction and Transaction are collectively referred to herein as "Transaction"), entered into between __________________________ ("Party A") and SMS STUDENT LOAN TRUST 2000-B ("Party
B") on the Trade Date specified below. This communication will constitute, as applicable, a "Confirmation" as referred to in either the ISDA Master Agreement or the master agreement entered into by the parties hereto prior to or on the date hereof (the "Agreement").

      The definitions and provisions contained in the 1991 ISDA Definitions, as supplemented by the 1998 Supplement, (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated herein. In the event that Party A and Party B have entered into an Agreement effective on or prior to the date hereof, this Confirmation supplements, forms part of and is subject to such Agreement. In the event that Party A and Party B have not entered into an Agreement, this Transaction and all other Transactions between the parties hereto are subject to the 1992 Master Agreement (Multicurrency--Cross Border) as published by ISDA (the "ISDA Master Agreement") and the parties hereto agree to negotiate in good faith and enter into an agreement in the form of the ISDA Master Agreement with such modifications as set forth below and as the parties shall in good faith agree. Upon execution and delivery of such an Agreement or an Interest Rate and

Currency Exchange Agreement (the "Exchange Agreement") (the Exchange Agreement and the Agreement are collectively referred to as the "ISDA Executed Master Agreement") the terms and conditions of the ISDA Master Agreement will be superseded thereby and this Confirmation will supplement, form a part of and be subject to the terms and conditions of the ISDA Executed Master Agreement.

      All provisions contained in either the ISDA Master Agreement or the Agreement or the ISDA Executed Master Agreement (as the case may be), will govern this Confirmation except as expressly modified below. In the event of any inconsistency among or between the ISDA Master Agreement, the Agreement or the ISDA Executed Master Agreement (as the case may be), the Definitions and this Confirmation, this Confirmation will govern.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:           USD __________ with respect to the Initial
                                 Calculation Period and, for each Calculation
                                 Period thereafter, the lesser of (i) the Outstanding Principal Amount for such
                                 Calculation Period and (ii) the Notional Amount specified for the first day of such Calculation
                                 Period in Exhibit A.

                                 Where "Outstanding Principal Amount"
                                 for any Calculation Period means the
                                 aggregate principal amount of the
                                 Notes as of the Payment Date on which
                                 such Calculation Period commences
                                 (after giving effect to the
                                 distribution on such date).

      Trade Date:                __-____-____.

      Effective Date:            __-____-____.

      Termination Date:          The earlier of (i) the date on which the
                                 outstanding principal amount of the Notes is reduced to zero (other than in connection with a Redemption Event) and (ii) __-____-____ subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Amounts I:

      Floating Rate Payer I:     Party B.

      Floating Rate Payer I
      Payment Dates:             Each __-__, __-__, __-__, and __-__,
                                 commencing __-__-____, to and including the Termination Date, subject to adjustment in accordance with the Following Business Day
                                 Convention.

      Floating Rate Payer I
      Initial Calculation
      Period:                    From and including __-__-__ to but excluding
                                 ________.

      Floating Rate Payer I
      Floating Rate for
      Initial Calculation
      Period:                    To Be Determined.

      Floating Rate Payer I
      Floating Rate Option:      USD -TBILL - H.15; provided that the
                                 Definitions shall be amended (a) by
                                 substituting Telerate Page 56 for all
                                 references to H.15(519) and (b) by striking the words "U.S. Government Securities/Treasury
                                 Bills/Auction Average (Investment)" and
                                 substituting therefor the words "US Treasury
                                 3MO T-Bill Auction Results/Average Investment
                                 Yield".

      Floating Rate Payer I
      Day Count Fraction:        Actual/365.

      Floating Rate Payer I
      Designated Maturity:       3 Months.

      Floating Rate Payer I
      Spread:                    Plus [no more than 0.80]%.

      Floating Rate Payer I
      Compounding:               Not applicable.

      Method of Averaging:       Weighted Average.

      Rate Cut-Off Days:         6 New York Banking Days prior to the Floating
                                 Rate Payer I Payment Date.

      Floating Rate Payer I
      Reset Dates:               Each New York Business Day.

      Business Days:             New York.

      Floating Rate Payer I
      Additional Floating
      Amount: The Net Trust Swap Payment Carryover Shortfall Amount, if any, on the related Payment Date.

Floating Rate Amounts II:

      Floating Rate Payer II:    Party A.

      Floating Rate Payer II
      Payment Dates:             Each __-___, __-___, __-___, and __-___,
                                 commencing __-___-____, to and including the Termination Date, subject to adjustment in accordance with the Following Business Day
                                 Convention.

                                 On the __-___-____ Floating Rate Payer
                                 II Payment Date, the Party A Payment
                                 Amount shall be an amount equal to the
                                 sum of the Floating Rate Amounts II
                                 for (i) the Floating Rate Payer II
                                 Initial Calculation Period and

                                 (ii) the Floating Rate Payer II Calculation
                                 Period ending on __-___-____.

      Floating Rate Payer II
      Initial Calculation
      Period:                    From and including __-___-____ to but excluding
                                 ___________.

      Floating Rate Payer II
      Floating Rate for
      Initial Calculation
      Period:                    ___%.

      Period End Dates:          __-___-____ and each Floating Rate Payer II
                                 Payment Date.

      Floating Rate Payer II
      Floating Rate              Option: USD - LIBOR - BBA; provided
                                 that the Floating Rate shall be
                                 determined on the day that is two New
                                 York and London Banking Days prior to
                                 each Reset Date.

      Floating Rate Payer II
      Day Count Fraction:        Actual/360.

      Floating Rate Payer II
      Designated Maturity:       3 Months.

      Floating Rate Payer II
      Spread:                    None.

      Floating Rate Payer II
      Compounding:               Not Applicable.

      Floating Rate Payer II
      Reset Dates:               The first day of each Calculation Period.

      Business Days:             New York.

      Floating Rate Payer II
      Additional

      Floating Amount:           The Net Trust Swap Receipt Carryover Shortfall
                                 Amount, if any, on the related Payment Date.

2.    Account Details:

      Payments to Party A:

      _____________
      _____________
      _____________
      ABA: _________
      FAO: ___________________________
      Account No.: ________

      Payments to Party B:

      Bank One, National Association
      _____________
      _____________
      ABA: _________
      Clearing Account: _________
      Credit Trust #: _________
      Attn: _________, ref: SMS Student Loan Trust 2000-B

3.    Other Terms:

      (a) Each capitalized term used in this Confirmation and not defined in this Confirmation or the Definitions shall have the meaning assigned in the Agreement.

      (b) In the event this Transaction terminates prior to the payment of the entire Net Trust Swap Payment Carryover Shortfall or Net Trust Swap Receipt Carryover Shortfall, such amount will remain due and payable and shall be paid in accordance with the terms of the Indenture.

      (c) Each party acknowledges and agrees that, except as provided herein, the scheduled Notional Amount may not be adjusted without the prior written consent of the other party. Party B represents, warrants and covenants that so long as no Early Termination Date has occurred or been effectively designated or any amounts remain due and payable to Party A in respect of this Transaction, Party B will not enter into any swap transaction (other than this Transaction) without the prior written consent of Party A.

      (d)   If either party proposes to amend this Transaction pursuant to
            Section 6.03(e) of the Trust Agreement among USA Group Secondary Market Services, Inc., as depositor, Secondary Market Company, Inc. and Bank One, National Association, as eligible lender trustee, then the parties will negotiate in good faith and reasonably regarding the terms, conditions and documentation relating to an appropriate amendment to this Transaction and an appropriate amendment payment relating thereto. The effectiveness of such amendment will be subject to the conditions that (i) the amendment payment, if any, is made by or to Party B on the proposed effective date of such amendment and (ii) no Event of Default or Termination Event has occurred and is continuing on such proposed effective date. For avoidance of doubt, the parties acknowledge and agree that the amendment payment, if any, will be a payment pursuant to Section 2 of this Transaction for purposes of determining Net Trust Swap Payment or Net Trust Swap Receipt, as applicable.

Please promptly confirm that the preceding correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                          Yours sincerely,

                                          _______________________


                                          By:____________________________
                                          Name:
                                          Title:

Confirmed as of the date first written:

SMS STUDENT LOAN TRUST 2000-B

By:   Bank One, National Association,
      not in its individual capacity but solely
      as Eligible Lender Trustee

By: ________________________________
Name:
Title:

                                    Exhibit A


Calculation Period
Commencement Date                  Notional Amount
-----------------                  ---------------